                                                                     EXHIBIT 4.1

                                    FORM OF

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                          TOMMY HILFIGER U.S.A., INC.
                                    Issuer


                          TOMMY HILFIGER CORPORATION
                                   Guarantor

                                      and

                           THE CHASE MANHATTAN BANK
                                    Trustee


                                _______________


                                   INDENTURE


                          Dated as of ______ __, 1998


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

                               TABLE OF CONTENTS
                               -----------------

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Recitals of the Company...................................................    1

                                  ARTICLE ONE

                       Definitions and Other Provisions
                           of General Application.........................    1

     Section 101.   Definitions...........................................    1
                    Act...................................................    2
                    Affiliate.............................................    2
                    Attributable Debt.....................................    2
                    Authenticating Agent..................................    2
                    Bankruptcy Law........................................    2
                    Board of Directors....................................    3
                    Board Resolution......................................    3
                    Business Day..........................................    3
                    Canada Loan Agreement.................................    3
                    Capitalized Lease Obligations.........................    3
                    Commission............................................    3
                    Company...............................................    3
                    Company Request.......................................    3
                    Company Order.........................................    3
                    Consolidated Stockholders Equity......................    3
                    Corporate Trust Office................................    3
                    corporation...........................................    4
                    Custodian.............................................    4
                    Defaulted Interest....................................    4
                    Event of Default......................................    4
                    Exempted Debt.........................................    4
                    Foreign Currency......................................    4
                    Foreign Government Securities.........................    4
                    Funded Debt...........................................    4
                    Global Note...........................................    5
                    Guarantee.............................................    5
                    Guarantor.............................................    5
                    Holder................................................    5
                    Indebtedness..........................................    5
                    Indenture.............................................    5
                    interest..............................................    5
                    Interest Payment Date.................................    5
                    Lien..................................................    6
                    Market Exchange Rate..................................    6
                    Maturity..............................................    6
                    Officers' Certificate.................................    6
                    Opinion of Counsel....................................    7
                    Original Issue Discount Security......................    7
                    Outstanding...........................................    7
                    Paying Agent..........................................    8
                    Periodic Offering.....................................    8
                    Permitted Liens.......................................    8
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                    Person................................................    9
                    Place of Payment......................................    9
                    Predecessor Security..................................   10
                    Redemption Date.......................................   10
                    Redemption Price......................................   10
                    Regular Record Date...................................   10
                    Responsible Officer...................................   10
                    Restricted Subsidiary.................................   10
                    Securities............................................   10
                    Securities Exchange Act of 1934.......................   10
                    Security Register.....................................   10
                    Security Registrar....................................   10
                    Senior Funded Debt....................................   10
                    Special Record Date...................................   11
                    Specified Indebtedness................................   11
                    Stated Maturity.......................................   11
                    Subordinated Funded Debt..............................   11
                    Subsidiary............................................   13
                    TIA...................................................   13
                    Trustee...............................................   13
                    Trust Indenture Act...................................   13
                    U.S. Depositary.......................................   13
                    U.S. Government Obligations...........................   14
                    Vice President........................................   14
                    Wholly-owned Restricted Subsidiary....................   14
     Section 102.   Compliance Certificates and Opinions..................   14
     Section 103.   Form of Documents Delivered to Trustee................   15
     Section 104.   Acts of Holders.......................................   15
     Section 105.   Notices, Etc., to Trustee, Company and
                    Guarantor.............................................   16
     Section 106.   Notice to Holders; Waiver.............................   17
     Section 107.   Conflict with Trust Indenture Act.....................   17
     Section 108.   Effect of Headings and Table of Contents..............   17
     Section 109.   Successors and Assigns................................   17
     Section 110.   Separability Clause...................................   17
     Section 111.   Benefits of Indenture.................................   18
     Section 112.   Governing Law.........................................   18
     Section 113.   Legal Holidays........................................   18

                                  ARTICLE TWO

                                Security Forms............................   18

     Section 201.   Forms Generally.......................................   18
     Section 202.   Form of Face of Security..............................   19
     Section 203.   Form of Reverse of Security...........................   21
     Section 204.   Additional Provisions Required in Global
                    Notes.................................................   26
     Section 205.   Form of Trustee's Certificate of
                    Authentication........................................   26
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                                 ARTICLE THREE

                                The Securities............................    26

     Section 301.   Amount Unlimited; Issuable in Series..................    26
     Section 302.   Denominations.........................................    29
     Section 303.   Execution, Authentication, Delivery and
                    Dating................................................    29
     Section 304.   Temporary Securities..................................    31
     Section 305.   Registration, Registration of Transfer
                    and Exchange..........................................    34
     Section 306.   Mutilated, Destroyed, Lost and Stolen
                    Securities............................................    35
     Section 307.   Payment of Interest; Interest Rights
                    Preserved.............................................    36
     Section 308.   Persons Deemed Owners.................................    37
     Section 309.   Cancellation..........................................    37
     Section 310.   Computation of Interest...............................    38
     Section 311.   Judgments.............................................    38

                                 ARTICLE FOUR

                         Satisfaction and Discharge.......................    39

     Section 401.   Satisfaction and Discharge of Indenture...............    39
     Section 402.   Application of Trust Funds;
                    Indemnification.......................................    40
     Section 403.   Satisfaction, Discharge and Defeasance
                    of Securities of any Series...........................    41

                                 ARTICLE FIVE

                                   Remedies...............................    43

     Section 501.   Events of Default.....................................    43
     Section 502.   Acceleration of Maturity; Rescission and
                    Annulment.............................................    45
     Section 503.   Collection of Indebtedness and Suits for
                    Enforcement by Trustee................................    47
     Section 504.   Trustee May File Proofs of Claim......................    48
     Section 505.   Trustee May Enforce Claims Without
                    Possession of Securities..............................    48
     Section 506.   Application of Money Collected........................    49
     Section 507.   Limitation on Suits...................................    49
     Section 508.   Unconditional Right of Holders to
                    Receive Principal, Premium and Interest...............    50
     Section 509.   Restoration of Rights and Remedies....................    50
     Section 510.   Rights and Remedies Cumulative........................    50
     Section 511.   Delay or Omission Not Waiver..........................    51
     Section 512.   Control by Holders....................................    51
     Section 513.   Waiver of Past Defaults...............................    52
     Section 514.   Undertaking for Costs.................................    52
     Section 515.   Waiver of Stay or Extension Laws......................    53
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                                  ARTICLE SIX

                                  The Trustee............................. 53

     Section 601.   Certain Duties and Responsibilities................... 53
     Section 602.   Notice of Defaults.................................... 54
     Section 603.   Certain Rights of Trustee............................. 55
     Section 604.   Not Responsible for Recitals or Issuance
                    of Securities......................................... 56
     Section 605.   May Hold Securities................................... 56
     Section 606.   Money Held in Trust................................... 56
     Section 607.   Compensation and Reimbursement........................ 56
     Section 608.   Disqualification; Conflicting Interests............... 57
     Section 609.   Corporate Trustee Required; Eligibility............... 63
     Section 610.   Resignation and Removal; Appointment of
                    Successor............................................. 64
     Section 611.   Acceptance of Appointment by Successor................ 65
     Section 612.   Merger, Conversion, Consolidation or
                    Succession to Business................................ 67
     Section 613.   Preferential Collection of Claims
                    Against Company....................................... 67
     Section 614.   Appointment of Authenticating Agent................... 71
     Section 615.   Investment of Certain Payments Held by
                    the Trustee........................................... 73

                                 ARTICLE SEVEN

          Holders' Lists and Reports by Trustee and Company............... 74

     Section 701.   Company to Furnish Trustee Names and
                    Addresses of Holders.................................. 74
     Section 702.   Preservation of Information;
                    Communications to Holders............................. 74
     Section 703.   Reports by Trustee.................................... 76
     Section 704.   Reports by Guarantor.................................. 77

                                 ARTICLE EIGHT

          Consolidation, Merger, Conveyance, Transfer or Lease............ 78

     Section 801.   Company May Consolidate, Etc., Only on Certain Terms.. 78
     Section 802.   Successor Corporation Substituted..................... 79

                                 ARTICLE NINE

                           Supplemental Indentures........................ 79

     Section 901.   Supplemental Indentures Without Consent
                    of Holders............................................ 79
     Section 902.    Supplemental Indentures with Consent of
                    Holders............................................... 80
     Section 903.    Execution of Supplemental Indentures................. 81
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     Section 904.   Effect of Supplemental Indentures.....................  82
     Section 905.   Conformity with Trust Indenture Act...................  82
     Section 906.   Reference in Securities to Supplemental
                    Indentures............................................  82

                                  ARTICLE TEN

                                   Covenants..............................  82

     Section 1001.  Payment of Principal, Premium and
                    Interest..............................................  82
     Section 1002.  Maintenance of Office or Agency.......................  82
     Section 1003.  Money for Securities Payments to Be Held
                    in Trust..............................................  83
     Section 1004.  Corporate Existence...................................  85
     Section 1005.  Maintenance of Properties.............................  85
     Section 1006.  Payment of Taxes and Other Claims.....................  85
     Section 1007.  Limitation Upon Liens.................................  85
     Section 1008.  Limitation Upon Sale and Leaseback
                    Transactions..........................................  86
     Section 1009.  Restriction on Indebtedness of
                    Restricted Subsidiaries...............................  87
     Section 1010.  Defeasance of Certain Obligations.....................  88
     Section 1011.  Statement by Officers as to Default...................  89
     Section 1012.  Waiver of Certain Covenants...........................  89

                                ARTICLE ELEVEN

                         Redemption of Securities.........................  90

     Section 1101.  Applicability of Article..............................  90
     Section 1102.  Election to Redeem: Notice to Trustee.................  90
     Section 1103.  Selection by Trustee of Securities to Be
                    Redeemed..............................................  90
     Section 1104.  Notice of Redemption..................................  91
     Section 1105.  Deposit of Redemption Price...........................  91
     Section 1106.  Securities Payable on Redemption Date.................  91
     Section 1107.  Securities Redeemed in Part...........................  92

                                ARTICLE TWELVE

                                   Sinking Funds..........................  92

     Section 1201.  Applicability of Article..............................  92
     Section 1202.  Satisfaction of Sinking Fund Payments
                    with Securities.......................................  93
     Section 1203.  Redemption of Securities for Sinking
                    Fund..................................................  93
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                               ARTICLE THIRTEEN

                                  Guarantee                                 93

     Section 1301.     Guarantee..........................................  93
     Section 1302.     Execution and Delivery of Guarantee................  95
     Section 1303.     Guarantor May Consolidate, etc., on
                       Certain Terms......................................  95
     Section 1304.     [Intentionally omitted]............................  96
     Section 1305.     Optional Tax Redemption............................  96
     Section 1306.     Payment of Additional Amounts......................  97
     Section 1307.     "Trustee" to Include Paying Agent..................  99

                               ARTICLE FOURTEEN

                   Immunity of Incorporators, Stockholders,
                       Officers, Directors and Employees..................  99

     Section 1401.  Exemption from Individual Liability...................  99

                                ARTICLE FIFTEEN

                                Miscellaneous............................. 100

     Section 1501.  Consent to Jurisdiction, Etc.......................... 100
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                                     -vi-

     INDENTURE, dated as of ______________ ___, 1998, by and among Tommy Hilfiger U.S.A., Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 25 West 39th Street, New York, New York 10018, Tommy Hilfiger Corporation, a corporation duly organized and existing under the laws of the British Virgin Islands (herein called the "Guarantor"), having its principal executive offices at 6/F Precious Industrial Center, 18 Cheung Yue Street, Cheung Sha Wan, Kowloon, Hong Kong, and The Chase Manhattan Bank, a banking corporation duly organized and existing under the laws of the State of New York, Trustee (herein called the "Trustee").

                            Recitals of the Company

     The Company and the Guarantor have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

     Now, Therefore, This Indenture Witnesseth:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:


                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application

Section 101.  Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Debt" means in respect of a Sale and Leaseback Transaction referred to in Section 1008, at the time of determination, the present value (discounted at the actual rate of interest of such transaction) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such arrangement (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease for any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges.

          "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

          "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

          "Board of Directors" means either the board of directors of the Company or of the Guarantor, as applicable, or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

          "Canada Loan Agreement" means the Factoring, Security and Loan Agreement (Non-Processed), dated June 5, 1996, as amended or supplemented, by and between BNY Financial Corporation - Canada/Corporation Financiere BNY - Canada and Tommy Hilfiger Canada Inc.

          "Capitalized Lease Obligations" means obligations created pursuant to leases which are required to be shown on the liability side of the balance sheet in accordance with generally accepted accounting principles.

          "Commission" means the Securities Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman or Vice Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Stockholders Equity" means consolidated stockholders equity of the Guarantor and its Subsidiaries as determined in accordance with generally accepted accounting principles and reflected on the most recent consolidated balance sheet delivered to the Trustee pursuant to Section 704 hereof.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 450 West 33rd Street, 15th Floor, New York, New York 10001-2697.

          "corporation" includes corporations, associations, companies and business trusts.

          "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.


          "Defaulted Interest" has the meaning specified in Section 307.

          "Event of Default" has the meaning specified in Section 501.

          "Exempted Debt" means the sum of the following items outstanding as of the date Exempted Debt is being determined: (i) Indebtedness for money borrowed of the Company, the Guarantor and the Restricted Subsidiaries incurred after the date of this Indenture and secured by Liens created or assumed or permitted to exist pursuant to Section 1007(b), and (ii) Attributable Debt of the Company, the Guarantor and the Restricted Subsidiaries in respect of all Sale and Leaseback Transactions entered into pursuant to Section 1008(b).

          "Foreign Currency" means a currency or cash issued by the government of any country other than the United States of America or units based on or relating to such currencies (including European Currency Units) (such Units, including European Currency Units, being hereinafter referred to as "basket currencies").

          "Foreign Government Securities" means with respect to Securities of any series that are denominated in a Foreign Currency, noncallable (i) direct obligations of the government that issued such Foreign Currency, for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such government.

          "Funded Debt" of any Person means Indebtedness, whether incurred, assumed or guaranteed, maturing by its terms more than one year from the date of creation thereof or which is extendable or renewable at the sole option of the obligor in such manner that it may become payable more than one year from the date of creation thereof; provided, however, that Funded Debt shall not include
                          --------  -------
obligations created pursuant to leases, or any Indebtedness or portion thereof maturing by its terms within one year from the time of any computation of the amount of outstanding Funded Debt unless such Indebtedness shall be extendable or renewable at the sole option of the obligor in such manner that it may become payable more than one year from such time, or any Indebtedness for the payment or redemption of which money in the necessary amount shall have been deposited in trust either at or before the maturity or redemption date thereof.

          "Global Note" means a registered Security evidencing all or part of a series of Securities, including, without limitation, any temporary or permanent Global Note.

          "Guarantee" means the guarantee given by the Guarantor pursuant to Article Thirteen hereof, including a notation in the securities substantially in the form attached hereto as Exhibit A.

          "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Guarantor shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Guarantor" shall mean or include each Person who is then a Guarantor hereunder, and if at any time there is more than one such Person, "Guarantor" as used with respect to the Securities of any series shall mean the Guarantor with respect to Securities of that series.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" of any Person means indebtedness for borrowed money and all indebtedness under purchase money mortgages or other purchase money liens or conditional sales or similar title retention agreements in each case where such indebtedness has been created, incurred, assumed or guaranteed by such Person or where such Person is otherwise liable therefor and indebtedness for borrowed money secured by any mortgage, pledge or other lien or encumbrance upon property owned by such Person even though such Person has not assumed or become liable for the payment of such indebtedness.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

          "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security means the Stated Maturity of an installment of interest on such Security.

          "Lien" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give any security interest in and any filing or other agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Market Exchange Rate" means (i) for any conversion involving a currency unit on the one hand and U.S. Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and U.S. Dollars or such Foreign Currency calculated by the method specified pursuant to Section 301 for the securities of the relevant series, (ii) for any conversion of U.S. Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into U.S. Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the U.S. Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for U.S. Dollars or such purchased Foreign Currency. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii) the Trustee, or such other Person appointed for such purpose pursuant to Section 301, shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such currency or currency unit in question, or such other quotations as the Trustee, or such other Person, shall deem appropriate. Unless there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities.

          "Maturity", when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as applicable, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Guarantor, if applicable, and who shall be reasonably acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                      ------

               (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption (a) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities or (b) obligations as contemplated by Section 403(d) in the necessary amount have been theretofore deposited with the Trustee in trust, for the Holders of such Securities; provided that, if such Securities are to
                                      --------
          be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502 and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee
                              ------
shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

          "Permitted Liens" means (i) Liens on property of a corporation existing at the time such corporation is merged into or consolidated with the Company, the Guarantor or a Restricted Subsidiary or at the time of sale, lease or other disposition of the properties of such corporation (or a division thereof) as an entirety or substantially as an entirety to the Company, the Guarantor or a Restricted Subsidiary, provided that no such Lien as a result
                                      --------
of such merger, consolidation, sale, lease or other disposition is extended to property owned by the Company, the Guarantor or such Restricted Subsidiary immediately prior thereto; (ii) Liens on property or shares of equity interests or evidences of indebtedness of a corporation existing at the time such corporation becomes a Restricted Subsidiary; (iii) Liens securing Indebtedness between a Restricted Subsidiary and the Company or the Guarantor, between Restricted Subsidiaries, or between the Company and the Guarantor; (iv) Liens on any property created, assumed or otherwise brought into existence in contemplation of the sale or other disposition of the underlying property, whether directly or indirectly, by way of share disposition or otherwise, provided that the Company, the Guarantor or such Restricted Subsidiary, as
--------
applicable, must have disposed of such property within 180 days after the creation of such Liens and that any Indebtedness secured by such Liens shall be without recourse to the Company, the Guarantor or any Restricted Subsidiary; (v) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments; (vi) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies, in each case as to deposit accounts or other funds maintained with a creditor depository institution, provided that (A) such
                                                   --------
deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company, the Guarantor or applicable Restricted Subsidiary in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (B) such deposit account is not intended by the Company or any Restricted Subsidiary to provide collateral to the depository institution; (vii) Liens arising from Uniform Commercial Code financing statements regarding leases; (viii) Liens on the Company's office facility located at 25 West 39th Street, New York, New York; (ix) the giving, simultaneously with or within 180 days after the latest of the date of this Indenture or the acquisition or construction of such property, of a purchase money Lien on property acquired or constructed after the date of this Indenture, or the acquisition after the date of this Indenture, of property subject to any Lien which is limited to such property and which secures Indebtedness not in excess of the lesser of the cost or fair market value of such property; (x) the giving of a Lien on real property which is the sole security for Indebtedness incurred within two years after the latest of the date of this Indenture, the acquisition of the property or completion of the first substantial improvements thereon, provided that the Indebtedness does not exceed the lesser of the cost
         --------
of the property and improvements or their fair market value and the holder of such Indebtedness is entitled to enforce its payment only by resorting to such security; (xi) Liens arising under the Canada Loan Agreement securing Indebtedness not to exceed Can. $25,000,000; (xii) Liens arising by the terms of letters of credit entered into in the ordinary course of business to secure reimbursement obligations thereunder; (xiii) Liens existing on the date hereof; and (xiv) extension, renewal, replacement or refunding of any Lien existing on the date hereof or referred to in clauses (i) to (iv) and (ix) to (xi), provided
                                                                        --------
that the principal amount of Indebtedness secured thereby and not otherwise authorized by clauses (i) to (iv) and (ix) to (xi) shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement or refunding, so secured at the time of such extension, renewal, replacement or refunding.

          "Person" means any individual, corporation. partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Responsible Officer", when used with respect to the Trustee, means any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means, at any time, any Subsidiary of the Guarantor, other than the Company, which would be a "Significant Subsidiary" at such time, as such term is defined in Regulation S-X promulgated by the Commission, as in effect on the date of this Indenture.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Securities Exchange Act of 1934" means the Securities and Exchange Act of 1934, as amended, or any successor thereto.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Funded Debt" means all Funded Debt of the Company or any other Person, except Subordinated Funded Debt.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Specified Indebtedness" means any indebtedness of the Guarantor or any Subsidiary or the Guarantor for borrowed money in an outstanding principal amount in excess of $25,000,000.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subordinated Funded Debt" means any unsecured Indebtedness of the Company which is expressly made subordinate and junior in rank and right of payment to the Securities and such other Indebtedness of the Company as may be specified or characterized in the instruments evidencing the Subordinated Funded Debt or the indenture or other similar instrument under which it is issued (which indenture or other instrument shall be binding on all holders of such Subordinated Funded Debt) (the Securities and any other Indebtedness of the Company to which the Subordinated Funded Debt is subordinate and junior being hereinafter in this paragraph called "Superior Debt"), by provisions not substantially more favorable to the holders of the Subordinated Funded Debt than the following:

               (i) In the event of any insolvency or bankruptcy proceedings, any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Superior Debt shall be entitled to receive payment in full of all principal and interest on all Superior Debt before the holders of the Subordinated Funded Debt are entitled to receive any payment on account of principal or interest upon the Subordinated Funded Debt, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred by the provisions of the Subordinated Funded Debt upon the Superior Debt and the holders thereof with respect to the Subordinated Funded Debt and the holders thereof by a lawful plan or reorganization under applicable bankruptcy or insolvency law) the holders of Superior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Funded Debt, except securities which are subordinate and junior in right of payment to the payment of all Superior

     Debt then outstanding, (ii) in the event that any Subordinated Funded Debt is declared due and payable before its expressed maturity because of the occurrence of an event of default with respect to such Subordinated Funded Debt (under circumstances when the provisions of the foregoing clause (i) shall not be applicable), the holders of the Superior Debt outstanding at the time such Subordinated Funded Debt so becomes due and payable because of such occurrence of such an event of default shall be entitled to receive payment in full of all principal and interest on all Superior Debt before the holders of such Subordinated Funded Debt are entitled to receive any payment on account of the principal or interest upon such Subordinated Funded Debt except payments at the expressed maturity of such Subordinated Funded Debt, current interest payments as provided in such Subordinated Funded Debt, payments pursuant to any mandatory sinking fund (or analogous provision) in respect of such Subordinated Funded Debt, and payments for the purpose of curing any such event of default; (iii) in the event that
     (x) there shall have occurred a default in the payment of the principal of or interest on any Superior Debt, or (y) there shall have occurred any other event of default with respect to any Superior Debt permitting the holders thereof to accelerate the maturity thereof and if written notice thereof shall have been given to the Company by a holder or holders of such Superior Debt or their representative or representatives or trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Superior Debt may have been issued, or (z) the payment hereinafter referred to would itself constitute an event of default with respect to any Superior Debt, then, in any such case, unless or until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company on account of principal of or interest on any Subordinated Funded Debt (whether pursuant to any sinking fund or otherwise) or on account of the purchase or other acquisition of any Subordinated Funded Debt; and (iv) no holder of Superior Debt or trustee for such holder shall be prejudiced in his or her right to enforce subordination of the Subordinated Funded Debt by any act or failure to act on the part of the Company;

provided, however, that the Subordinated Funded Debt may provide that the
--------  -------
foregoing provisions are solely for the purposes of defining the relative rights of the holders of Superior Debt on the one hand, and the holders of the Subordinated Funded Debt on the other hand, and that nothing therein shall impair, as between the Company and the holders of the Subordinated Funded Debt, the obligation of the Company, which is unconditional and absolute, to pay to the holders thereof the principal thereof and interest thereon in accordance with its terms, nor shall anything therein prevent the holders of the Subordinated Funded Debt from exercising all remedies otherwise permitted by applicable law or thereunder upon default thereunder, subject to the rights under clauses (i),
(ii) and (iii) above of holders of Superior Debt to receive cash, property or securities otherwise payable or deliverable to the holders of the Subordinated Funded Debt; and provided, further, that the Subordinated Funded Debt may
                 --------  -------
provide that, insofar as a trustee or paying agent for such Subordinated Funded Debt is concerned, the foregoing provisions shall not prevent the application by such trustee or paying agent of any moneys deposited with such trustee or paying agent for the purpose of the payment of or on account of the principal and interest on such Subordinated Funded Debt if such trustee or paying agent did not have knowledge at the time of such application that such payment was prohibited by the foregoing provisions.

          "Subsidiary" as to any Person, means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries. For the purposes of this definition "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date of this Indenture.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

          "U.S. Depositary" means a clearing agency registered under the Securities Exchange Act of 1934 which shall be designated by the Company pursuant to Section 301 until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S.

Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" as used with respect to Securities of any series shall mean the U.S. Depositary with respect to the Securities of that series.

          "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president whether or not designated by a number or a word or words added before or after the title "vice president".

          "Wholly-owned Restricted Subsidiary" means any Restricted Subsidiary all of the outstanding Funded Debt and capital stock of which, other than directors' qualifying shares, is owned by the Company and its other Wholly-owned Restricted Subsidiaries.

Section 102.   Compliance Certificates and Opinions.

          Except as otherwise expressly provided by this Indenture, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as applicable, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.   Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person it is not necessary that all such matters be certified by or covered by the opinion of only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by counsel unless such officer knows or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor that the information with respect to such factual matters is in the possession of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications requests consents, certificates, statements, opinions or other instruments under this Indenture, they may but need not be consolidated and form one instrument.

Section 104.   Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.   Notices, Etc., to Trustee, Company and Guarantor.

          Any request demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its principal Corporate Trust Office, Attention: Global Trust Services, or

          (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company of the Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

Section 106.   Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any actions taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.   Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 108.   Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.   Successors and Assigns.

          All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its respective successors and assigns, whether so expressed or not.

Section 110.   Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

 Section 111.  Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.   Governing Law.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 113.   Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after
          --------
such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                Security Forms

Section 201.   Forms Generally.

          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by, or by action taken pursuant to a Board Resolution, a copy of the Board Resolution together with an appropriate record of any action taken pursuant thereto, which Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security approved by or pursuant to such Board Resolution, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The Guarantee shall be in substantially the form of Exhibit A, the terms of which are incorporated herein and made a part of this Indenture.

          The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.   Form of Face of Security.

                          TOMMY HILFIGER U.S.A., INC.
                               [TITLE OF SERIES]

REGISTERED                                                       REGISTERED
No. ......                                                       $.........
CUSIP No. ......

          Tommy Hilfiger U.S.A., Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ................................ or registered assigns, the principal sum of ........................ Dollars on
 ....................................................  [If the Security is to
bear interest prior to Maturity, insert --, and to pay interest thereon from
 ............. or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ......... and ........ in each year commencing ........ at the rate of .....% per annum, until the principal hereof is paid or made available for payment [If applicable insert --, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of .....% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the .... or ....
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed and upon such notice as may be required by such exchange all as more fully provided in said Indenture.]

          [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ...% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal and overdue interest shall be payable on demand.]

          Payment of the principal of (and premium, if any) and [If applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in .... in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- provided, however, that at the option of the Company payment of interest may be
--------  -------
made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          [FORM OF NOTATION ON NOTE RELATING TO GUARANTEE: See Exhibit A.]

          In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                             Tommy Hilfiger U.S.A., Inc.

                                             By---------------------------

Attest:

--------------------------

Section 203.   Form of Reverse of Security.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _________, 1998 (herein called the "Indenture"), among the Company, the Guarantor and The Chase Manhattan Bank, Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $
].

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert --
(1) on ................. in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at a
Redemption Price equal to 100% of the principal amount, and

(2)] at any time [on or after .............. 19..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):  If redeemed [on or before ............,
 ....%, and if redeemed] during the 12-month period beginning .......... of the years indicated,

                         REDEMPTION                             REDEMPTION
       YEAR                PRICE                YEAR               PRICE
------------------  -------------------  ------------------  -----------------

and thereafter at a Redemption Price equal to ...% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ............ in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ...........], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............ of the years indicated,

                               REDEMPTION PRICE
                                FOR REDEMPTION           REDEMPTION PRICE FOR
                              THROUGH OPERATION          REDEMPTION OTHERWISE
                                   OF THE               THAN THROUGH OPERATION
        YEAR                    SINKING FUND             OF THE SINKING FUND
-----------------------   ------------------------     ------------------------

and thereafter at a Redemption Price equal to    % of the principal amount,
together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [Notwithstanding the foregoing, the Company may not, prior to
, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted
financial practice) of less than    % per annum.]

          [The sinking fund for this series provides for the redemption on
in each year beginning with the year      and ending with the year      of [not
less than] $.......... ("mandatory sinking fund") and not more than $          ]
aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made.]

          [In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion will be issued to the Holder upon the cancellation hereof, and in event of transfer or exchange a new Security or Securities of this series and of like tenor and for a like aggregate principal amount will be issued to the Holder, in case of exchange, or the designated transferee or transferees, in case of transfer.]

          Subject to the relevant provisions set forth in the Indenture, the Securities are subject to redemption, in whole but not in part, at the option of the Guarantor in the event the Guarantor becomes obligated, in respect of any amounts to be paid under the Guarantee and as a result of changes in applicable tax law, to pay additional amounts in respect of any tax, assessment or governmental charge imposed on any Holder, and the payments of such additional amounts cannot be avoided by any reasonable means.

          [If the Security is not an Original Issue Discount Security, -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Outstanding Securities of this series a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrenders the same.

          No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.   Additional Provisions Required in Global Notes.

          Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, any Global Notes issued hereunder shall, in addition to the provisions contained in Sections 202 and 203, bear a legend in substantially the following form:

          This Security is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of [Name of U.S. Depositary] (the "Depositary") or a nominee of the Depositary. This Global
     Note is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

Section 205.   Form of Trustee's Certificate of Authentication.

          This is one of the Securities of the series designated therein referral to in the within-mentioned Indenture.

                                        The Chase Manhattan Bank,
                                          as Trustee


                                        By-----------------------------
                                             Authorized Signatory


                                 ARTICLE THREE

                                The Securities

Section 301.   Amount Unlimited; Issuable in Series.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107) and except for any Securities which, pursuant to Section 303 of the Indenture, shall have not been issued and sold by the Company and are therefore deemed never to have been authenticated and delivered hereunder;

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of the Securities of the series is payable;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

          (6) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest on the Securities of the series shall be payable (if other than the currency of the United States of America);

          (11) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (12) whether the Securities of the series are to be issued as Original Issue Discount Securities and the amount of discount with which such Securities may be issued and, if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (13) any addition to, or modification or deletion of, any Events of Default or covenants provided with respect to Securities of the series;

          (14) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the U.S. Depositary for such Global Note or Notes;

          (15) whether Section 403 and/or 1010 providing for defeasance and discharge and covenant defeasance, respectively, shall apply to Securities of the series; and

          (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or delivered in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms or the manner of determining the terms of the series. With respect to Securities of a series offered in a Periodic Offering, such Board Resolution or action may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with a Company Order as contemplated by the first proviso of the third paragraph of Section 303.

Section 302.   Denominations.

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.   Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and having the Guarantees endorsed thereon to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that,
                                                      --------  -------
with respect to Securities of a series offered in a Periodic Offering, (a) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to a Company Order or pursuant to such other procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (b) the maturity date or dates, original issue date or dates, currency or currencies or composite currencies, interest rate or rates and any other terms of the Securities of such series shall be determined by Company Order or pursuant to such procedures and (c) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which instructions shall be promptly confirmed in writing. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) that the form of such Securities has been established in conformity with the provisions of this Indenture;

          (b) that the terms of such Securities have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, with the Guarantees endorsed thereon, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; provided, however, that, with respect to
                                       --------  -------
     Securities of a series offered in a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel in connection only with the first authentication of Securities of such series and that the opinions described in clauses (b) and (c) above may state, respectively,

          (x) that, when the terms of such Securities shall have been established pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, all as contemplated by a Board Resolution or action taken pursuant thereto, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

          (y) that such Securities, when (i) executed by the Company and having Guarantees endorsed thereon, (ii) completed, authenticated and delivered by the Trustee in accordance with this Indenture, (iii) issued and delivered by the Company and (iv) paid for, all in accordance with any agreement of the Company relating to the offering, issuance and sale of such Securities, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company and the Guarantor, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting generally the enforcement of creditors' rights and to general principles of equity.

     With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel, Company Order and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, delivered at or prior to the first authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked.

          Notwithstanding the provisions of Section 301 and of the third paragraph of this Section 303, if any Securities of a series are to be offered in a Periodic Offering, it shall not be necessary to deliver the Opinion of Counsel, Company Order and other documents otherwise required pursuant to Sections 201 and 301 and this Section at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

          The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, indemnities or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.   Temporary Securities.

          (a) Pending the preparation of definitive Securities of any series, the Company may execute and upon Company Order the Trustee shall authenticate and deliver temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          (b) If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustees shall, in accordance with Section 303 and the Company Order with respect to such series, authenticate and deliver one or more Global Notes in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Notes, (ii) shall be registered in the name of the U.S. Depositary for such Global Note or Notes or the nominee of such depositary, (iii) shall be delivered by the Trustee to such depositary or pursuant to such depositary's written instruction and (iv) shall bear a legend substantially to the following effect:

          "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          Notwithstanding any other provisions of this Section or Section 305, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Note representing all or a portion of the Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary for such series or a nominee of such successor depositary.

          If at any time the U.S. Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Securities of such series or if at any time the U.S. Depositary for Securities of a series shall no longer be registered or in good standing under the Securities Exchange Act of 1934 or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Securities of such series.

          If a successor U.S. Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, registered Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, registered Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Notes or Notes.

          If specified by the Company pursuant to Section 301 with respect to Securities of a series, the U.S. Depositary for such series of Securities may surrender a Global Note for such series of Securities in exchange in whole or in part for registered Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge,

          (i) to each Person specified by the U.S. Depositary a new registered Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and

          (ii) to the U.S. Depositary a new Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of registered Securities delivered to Holders thereof.

     Upon the exchange of a Global Note for Securities in definitive form, such Global Note shall be cancelled by the Trustee. Debt Securities issued in exchange for a Global Note pursuant to this subsection (b) shall be registered in such names and in such authorized denomination as the U.S. Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

Section 305.   Registration, Registration of Transfer and Exchange.

          The Company shall cause to be kept at the principal Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations and of a like aggregate principal amount and of like tenor.

          At the option of the Holder, Securities of any series (except Global Notes) may be exchanged for other Securities of the same series of like aggregate principal amount and of a like Stated Maturity and with the like terms and conditions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the execution and delivery of the Securities or any registration of transfer or exchange of Securities other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Section 306.   Mutilated, Destroyed, Lost and Stolen Securities.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.   Payment of Interest; Interest Rights Preserved.

          Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the

     Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid and to accrue, which were carried by such other Security.

Section 308.   Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.   Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

Section 310.   Computation of Interest.

          Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.   Judgments.

          If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security, it shall become necessary to convert into any other currency any amount in the currency due hereunder or under such Security, then such conversion shall be made at the market Exchange Rate as in effect on the date the Company shall make payment to any person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Market Exchange Rate and the Market Exchange Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other currency which, when converted at the Market Exchange Rate as in effect on the date of payment or distribution, is the amount due hereunder or under such Security. Any amount due from the Company under this Section 311 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security. In no event, however, shall the Company be required to pay more in the currency or currency unit due hereunder or under such Security at the Market Exchange Rate as in effect when payment is made than the amount of currency stated to be due hereunder or under such Security so that in any event the Company's obligations hereunder or under such Security will be effectively maintained as obligations in such currency, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion over the amount due and payable on the date of payment or distribution.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

Section 401.   Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                         (i)   have become due and payable, or

                         (ii) will become due and payable at their Stated Maturity within one year, or

                         (iii) are deemed paid and discharged pursuant to
               Section 403, as applicable,

          and the Company in the case of (i) or (ii) above has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section or if money or obligations shall have been deposited with or received by the Trustee pursuant to Section 403, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.   Application of Trust Funds; Indemnification.

          (a) Subject to the provisions of the last paragraph of Section 1003 and subsection (c) of this Section 402 and Section 615, all money deposited with the Trustee pursuant to Section 401, all money and U.S. Government Obligations or Foreign Government Securities deposited with the Trustee pursuant to Section 403 or 1010 and all money received by the Trustee in respect of U.S. Government Obligations or Foreign Government Securities deposited with the Trustee pursuant to Section 403 or 1010, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 403 or 1010.

          (b) The Company shall pay and shall indemnify the Trustee and its officers, directors, agents and employees against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations or Foreign Government Securities deposited pursuant to Section 403 or 1010 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

          (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or Foreign Government Securities or money held by it as provided in Section 403 or 1010 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such Obligations or Foreign Government Securities or money were deposited or received. In the event such firm requires the Trustee to agree to the procedures performed by such firm, the Company shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Company, and the Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations or Foreign Government Securities held under this Indenture.

Section 403.   Satisfaction, Discharge and Defeasance of Securities of any
               Series.

          If this Section 403 is specified, as contemplated by Section 301, to be applicable to Securities of any series the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any such series on the 91st day after the date of the deposit referred to in subparagraph (d) hereof, and the provisions of this Indenture, as it relates to such Outstanding Securities of any such series, shall no longer be in effect (and the Trustee, at the expense of the Company, shall at Company Request, execute proper instruments acknowledging the same) except as to:

          (a) the rights of Holders of Securities of such series to receive, from the trust funds described in subparagraph (d) hereof (i) payment of the principal of (and premium, if any) and each installment of principal of (and premium. if any) or interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) the benefit of any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

          (b) the Company's obligations with respect to such Securities of such series under Sections 305, 306, 1002 and 1003; and

          (c) the rights, powers, trust, indemnities and immunities of the Trustee hereunder and the duties of the Trustee under Section 402 and the duty of the Trustee to authenticate Securities of such series issued on registration of transfer or exchange;

provided that, the following conditions shall have been satisfied:
--------

          (d) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of such Securities (i) in the case of Securities of such series denominated in U.S. dollars, cash in U.S. dollars (or such other money or currencies as shall then be legal tender in the United States) and/or U.S. Government Obligations, or (ii) in the case of Securities of such series denominated in a Foreign Currency (other than a basket currency), money and/or Foreign Government Securities in the same Foreign Currency, which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (and premium, if any) (including mandatory sinking fund or analogous payments) of and any interest on all the Securities of such series on the dates such installments of interest or principal are due;

          (e) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (f) such provision would not cause any Outstanding Securities of such series then listed on the New York Stock Exchange or other securities exchange to be de-listed as a result thereof;

          (g) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

          (h) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (1) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, and based thereon, such opinion shall confirm that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposits, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred and (2) upon the 91st day after the date of such deposit, the trust funds would not be subject to being characterized as a preference for Bankruptcy Law purposes; and

          (i) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this Section have been complied with.

                                 ARTICLE FIVE

                                   Remedies

Section 501.   Events of Default.

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default under any bond, debenture, note or other evidence of Specified Indebtedness (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Specified Indebtedness (including this Indenture), whether such Specified Indebtedness now exists or shall hereafter be created, which default (A) shall be caused by the Guarantor or a Subsidiary of the Guarantor failing to make a principal or interest payment at final Stated Maturity or (B) shall have resulted in such Specified Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such default having been cured or acceleration having been rescinded or annulled, as the case may be, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice requiring the Company to cause such default to be cured or acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder, provided,
                                                                  --------
     however, that, subject to the provisions of Sections 601 and 602, the
     -------
     Trustee shall not be deemed to have knowledge of such default unless either
     (A) a Responsible Officer of the Trustee in its principal Corporate Trust Office shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof at its principal Corporate Trust Office from the Company, from any Holder, from the holder of any such Specified Indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Guarantor, the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Guarantor, the Company or any Restricted Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Guarantor, the Company or any Restricted Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Guarantor, the Company or any Restricted Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Guarantor, the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State laws, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Guarantor, the Company or any Restricted Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Guarantor, the Company or any Restricted Subsidiary in furtherance of any such action; or

          (8) the Guarantee with respect to that series shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect with respect to the Guarantor or the Guarantor shall deny or disaffirm its obligations under the Guarantee; or

          (9) any other Event of Default provided with respect to Securities of that series.

Section 502.   Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series had been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if, any on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Upon receipt by the Trustee of any declaration of acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by one or more Global Notes, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, which record date shall be at the close of business on the day the Trustee receives such declaration of acceleration, or rescission and annulment, as the case may be. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that unless such declaration of acceleration, or rescission and
--------
annulment, as the case may be, shall have become effective by virtue of the requisite percentage having been obtained prior to the day which is 90 days after such record date, such declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new declaration of acceleration, or rescission or annulment thereof, as the case may be, that is identical to a declaration of acceleration, or rescission or annulment thereof, which has been cancelled pursuant to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 502.

Section 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

          (3) default is made in the deposit of any sinking fund payment when and as due by the terms of a Security,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.   Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.   Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.   Application of Money Collected

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee under Section 607; and

          Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

Section 507.   Limitation on Suits.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.   Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.   Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.   Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.   Control by Holders.

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that
                           --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

          Upon receipt by the Trustee of any such direction with respect to Securities of a series all or part of which is represented by one or more Global Securities, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such direction, which record date shall be at the close of business on the day the Trustee receives such direction. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that
                                                                   --------
unless such majority in principal amount shall have been obtained prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new direction identical to a direction which has been cancelled pursuant to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
Section 512.

Section 513.   Waiver of Past Defaults.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided that unless such majority in principal amount shall have been
      --------
obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.   Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515.   Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

Section 601.   Certain Duties and Responsibilities.

          (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely and shall be fully protected in acting, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, given pursuant to Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment
        --------  -------
of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of
                                          --------  -------
any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.   Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (h) In the event that the Trustee is also acting as a Paying Agent, Authenticating Agent, and/or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Six shall also be afforded to such Paying Agent, Authenticating Agent, and/or Registrar.

Section 604.  Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.  May Hold Securities.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.  Compensation and Reimbursement.

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and in connection with the other transaction documents, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and thereunder.

          As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities. The Company's obligations under this Section
6.07 shall survive the earlier resignation or removal of the Trustee or the discharge of this Indenture.

Section 608.  Disqualification; Conflicting Interests.

          (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

          (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

          (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

               (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company or the Guarantor are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this
          --------
          paragraph this Indenture with respect to the Securities of any series other than that series or any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company or the Guarantor are outstanding, if

                         (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

                         (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

               (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company or the Guarantor;

               (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or the Guarantor or an underwriter for the Company or the Guarantor;

               (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company or the Guarantor, or of an underwriter (other than the Trustee itself) for the Company or the Guarantor who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company or the Guarantor; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company or the Guarantor; and (iii) the Trustee may be designated by the Company or the Guarantor or by any underwriter for the Company or the Guarantor to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary; or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

               (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or the Guarantor or by any director or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or the Guarantor or by any director or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

               (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company or the Guarantor not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

               (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company or the Guarantor;

               (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company or the Guarantor; or

               (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company or the Guarantor fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

          The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

          For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

          (d)  For the purposes of this Section:

               (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company or the Guarantor, as the case may be, with a view to, or has offered or sold for the Company or the Guarantor, as the case may be, in connection with, the distribution of any security of the Company or the Guarantor, as the case may be, outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

               (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

               (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

               (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

               (5)  The term "Company" means any obligor upon the Securities.

               (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

          (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

               (1) A specified percentage of the voting securities of the Trustee, the Company, the Guarantor or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

               (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

               (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

               (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                         (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                         (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                         (iii) securities pledged by the issuer thereof as
               security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                         (iv) securities held in escrow if placed in escrow by the issuer thereof;

          provided, however, that any voting securities of an issuer shall be
          --------  -------
          deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

               (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided,
                                                                --------
          however, that, in the case of secured evidences of indebtedness, all
          -------
          of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of
          --------  -------
          indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

Section 609.   Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.   Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its principal Corporate Trust Office.

Section 611.   Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the trust and that each such Trustee shall be trustee of a trust hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.   Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.   Preferential Collection of Claims Against Company.

          (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

          (D)  to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the

Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

               (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

               (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

          (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

          (c)  For the purposes of this Section only:

          (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiation or incurring of the draft, bill of exchange, acceptance or obligation;

          (5)  the term "Company" means any obligor upon the Securities; and

          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

Section 614.   Appointment of Authenticating Agent.

          At any time when any of the Securities remains Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE CHASE MANHATTAN BANK, as Trustee


                                        By_________________________
                                          As Authenticating Agent


                                        By_________________________
                                          Authorized Signatory

Section 615.   Investment of Certain Payments Held by the Trustee.

          Any amounts deposited by the Company or the Guarantor and held by the Trustee hereunder, other than pursuant to Section 403 or Section 1010 hereof, shall be invested by the Trustee from time to time at the written direction of the Company or the Guarantor (as applicable) in such investments as may be specified by the Company or the Guarantor (as applicable) and reasonably agreed to by the Trustee from time to time; provided that no amounts deposited in
                                     --------
respect of any payment on a Security shall be invested in an investment that matures after the due date of such payment and that the Trustee shall have no liability to the Company or the Guarantor for any loss on such investments;

provided, further, that in investing trust funds pursuant to the terms of this
--------  -------
Section and liquidating any investments held in trust hereunder, the Trustee may, to the extent permitted by law, purchase securities (including for the purposes of this paragraph securities as to which the Trustee or a Trustee Affiliate is the issuer or guarantor) from, and sell securities to, itself or any Trustee Affiliate and purchase securities underwritten by, or in which a market is made by, the Trustee or a Trustee Affiliate. For the purposes hereof, a "Trustee Affiliate" shall mean an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Trustee. Any income or gain realized as a result of any such investment shall be promptly distributed (in no event later than the next Business Day) to the Company after payment of any amounts required to be paid to the Holders entitled thereto, except after the occurrence and during the continuance of an Event of Default. The Trustee shall have no liability to the Company or the Guarantor for the selection of investments or for any loss resulting from any investment made in accordance with this Section, and shall bear no expense in connection with any investment pursuant to this Section. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investments prior to its stated maturity or the failure of the Company or the Guarantor to provide timely written investment directions. Any such investment may be sold (without regard to maturity date) by the

Trustee whenever necessary to make any distribution required by this Indenture.

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.   Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee with respect to Securities of each series

          (a) semi-annually, not more than 15 days after the Regular Record Date for the payment of interest in respect of the Securities of such series, and on dates to be determined pursuant to Section 301 with respect to Securities of any series which do not bear interest, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of such series as of a date not more than 15 days prior to the time such information is furnished, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar for a
--------  -------
particular series, no such list shall be required to be furnished with respect to such series.

Section 702.   Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the

Trustee shall, within five business days after the receipt of such application, at its election, either

               (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

               (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703.   Reports by Trustee.

          (a) Within 60 days after May 15 of each year commencing with the year 1999, but only upon the occurrence within the previous 12 months of any events specified in TIA (S)313(a), the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to:

          (1)  its eligibility under Section 609 and its qualifications under
     Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

          (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

          (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

          (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (5) any additional issue of Securities which the Trustee has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

          (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in writing when any Securities are listed on any stock exchange.

Section 704.   Reports by Guarantor.

          Whether or not required by the rules and regulations of the Commission, so long as any Securities are outstanding, the Guarantor shall furnish to the Trustee (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Guarantor were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Guarantor's certified independent accountants and (ii) all reports that would be required to be filed with the Commission on Form 8-K if the Guarantor were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, the Guarantor shall file a copy of all such information with the Commission for public availability (unless the Commission will not accept such a filing) and shall promptly make such information available to all securities analysts and prospective investors who request it in writing. The Guarantor shall at all times comply with TIA (S) 314(a).

                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer Or Lease

Section 801.   Company May Consolidate, Etc., Only on Certain Terms.

          The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or a Subsidiary of the Company as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.   Successor Corporation Substituted.

          Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            Supplemental Indentures

Section 901.   Supplemental Indentures Without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3)  to add any additional Events of Default; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only
     --------
     when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6) to secure the Securities pursuant to the requirements of Section 1008 or otherwise; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the
                           --------
     interests of the Holders of Securities of any series in any material respect.

Section 902.   Supplemental Indentures with Consent of Holders.

          With the consent of the Holders of a majority of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such
                                                --------  -------
supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1012, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require
              --------  -------
     the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1012, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

          (4) modify any of the substantive provisions of the Guarantees or release or discharge the Guarantor thereunder.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.   Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this

Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

Section 904.   Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.   Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.   Reference in Securities to Supplemental Indentures.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                  ARTICLE TEN

                                   Covenants

Section 1001.  Payment of Principal, Premium and Interest.

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.  Maintenance of Office or Agency.

          The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the

Company in respect of the Securities of that series and this Indenture may be served. The Trustee is hereby initially appointed Paying Agent, and the principal Corporate Trust Office of the Trustee is initially designated as the office or agency where Securities may be presented or surrendered for payment. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission
                   --------  -------
shall in any manner relieve the Company of its obligations to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to Be Held in Trust.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or received by the Trustee in respect of obligations deposited with the Trustee pursuant to
Section 403 or 1010, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however,
                                                          --------  -------
that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City and State of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Corporate Existence.

          Subject to Article Eight, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that neither the Company nor the Guarantor shall
            --------  -------
be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005.  Maintenance of Properties.

          Each of the Company and the Guarantor will cause all properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Guarantor or the Company, as the case may be, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that
                                                    --------  -------
nothing in this Section shall prevent the Company or the Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company or the Guarantor, as the case may be, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1006.  Payment of Taxes and Other Claims.

          Each of the Guarantor and the Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Guarantor, the Company or any of their respective Subsidiaries or upon the income, profits or property of the Guarantor, the Company or any of their respective Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or the Guarantor or any of their respective Subsidiaries; provided,
                                                                  --------
however, that the Guarantor, the Company and such Subsidiary shall not be
-------
required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1007.  Limitation Upon Liens.

          (a) Neither the Guarantor nor the Company shall, and the Guarantor and the Company shall not permit any Restricted Subsidiary to, create or suffer to exist any Lien to secure any

Indebtedness of the Guarantor, the Company or any Restricted Subsidiary on any property of or any shares of equity interests or evidences of Indebtedness issued by the Company, the Guarantor or any Restricted Subsidiary and owned by the Guarantor, the Company or any Restricted Subsidiary, without making, or causing such Restricted Subsidiary to make, effective provision to secure all of the Securities issued hereunder and then outstanding by such Lien, equally and ratably with any and all other such Indebtedness thereby secured, so long as such other Indebtedness is so secured. The foregoing restrictions shall not apply to Permitted Liens.

          (b) Notwithstanding the provisions of subsection (a) of this Section 1007, the Guarantor, the Company or any Restricted Subsidiary may create or suffer to exist Liens securing Indebtedness in addition to those permitted by subsection (a) of this Section 1007, and renew, extend or replace such Liens provided that, at the time such Indebtedness is incurred and after giving effect
--------
thereto, Exempted Debt does not exceed 10% of Consolidated Stockholders Equity.

Section 1008.  Limitation Upon Sale and Leaseback Transactions.

          (a) Neither the Guarantor nor the Company will, and the Guarantor and the Company will not permit any Restricted Subsidiary to, enter into any arrangements with any Person providing for the leasing by the Guarantor, the Company or any Restricted Subsidiary of any property or asset now owned or hereafter acquired which has been or is to be sold or transferred by the Guarantor, the Company or such Restricted Subsidiary to such Person with the intention of taking back a lease of such property (a "Sale and Leaseback Transaction"), unless the net proceeds of such sale or transfer have been determined by the Board of Directors of the Company or the Guarantor (as applicable) to be at least equal to the fair value of such property or asset at the time of such sale and transfer and either (i) the Guarantor, the Company or a Restricted Subsidiary applies or causes to be applied an amount equal to the net proceeds of such sale or transfer, within 180 days of receipt thereof, to the retirement or prepayment (other than any mandatory retirement or prepayment) of Senior Funded Debt of the Guarantor, the Company or any Restricted Subsidiary or to the purchase of property or assets to be used in the ordinary course of business, or (ii) the Guarantor, the Company or such Restricted Subsidiary would, on the effective date of such sale or transfer, be entitled, pursuant to
Section 1007 hereof, to issue, assume or guarantee Indebtedness secured by a Lien upon such property or asset at least equal in amount to the Attributable Debt in respect of such Sale and Leaseback Transaction without equally and ratably securing the Securities having the benefit of Section 1007. The foregoing restriction shall not apply to any Sale and Leaseback Transaction (i) between the Company and the Guarantor, between the Guarantor or the Company and a Restricted Subsidiary, or between Restricted

Subsidiaries, provided that the lessor shall be the Guarantor, the Company or a
              --------
Wholly-owned Restricted Subsidiary or (ii) which has a lease of less than three years in length.

          (b) Notwithstanding the provisions of subsection (a) of this Section 1008, the Guarantor, the Company or any Restricted Subsidiary may enter into Sale and Leaseback Transactions in addition to those permitted by paragraph (a) of this Section 1008, and without any obligation to retire any Senior Funded Debt of the Guarantor, the Company or a Restricted Subsidiary or to the purchase of property or assets; provided that, at the time of entering into such Sale and
                       --------
Leaseback Transactions and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Stockholders Equity.

Section 1009.  Restriction on Indebtedness of Restricted Subsidiaries.

          The Company and the Guarantor shall not permit any Restricted Subsidiary to create, incur, issue, assume or guaranty any Funded Debt, except:
(i) Funded Debt outstanding on the date of the Indenture; (ii) Funded Debt issued to and held by the Company, the Guarantor or a Wholly-owned Restricted Subsidiary; (iii) Funded Debt created, incurred, issued, assumed or guaranteed by a Person prior to the time (A) such Person became a Restricted Subsidiary,
(B) such Person merges into or consolidates with a Restricted Subsidiary or (C) a Restricted Subsidiary merges into or consolidates with such Person (in a transaction in which such Person becomes a Restricted Subsidiary) (in the case of each of clauses (A), (B) and (C), which Funded Debt was not incurred in anticipation of such transaction and was outstanding prior to such transaction);
(iv) Funded Debt incurred to provide funds for all or part of the cost of acquisition, construction, development or improvement of property (including shares of equity interests), provided that the commitment of the creditor to
                             --------
extend the credit evidenced by such Funded Debt shall have been obtained not later than 180 days after the later of (a) the completion of the acquisition, construction, development or improvement of such property or (b) the placing in operation of such property; (v) Funded Debt under the Canada Loan Agreement in a principal amount not to exceed Can. $25,000,000; (vi) Funded Debt which is exchanged for, or the proceeds of which are used to replace or refund, any Funded Debt permitted to be outstanding pursuant to clauses (i) through (v) above (or any extension or renewal thereof), in an aggregate principal amount not to exceed the principal amount of the Indebtedness so exchanged, replaced or refunded; (vii) Funded Debt not otherwise permitted pursuant to clauses (i) through (v) above that, together with any other outstanding Funded Debt created, incurred, issued, assumed or guaranteed pursuant to this clause (vii), has an aggregate principal amount at any time outstanding that does not exceed 10% of Consolidated Stockholders Equity; and (viii) Funded Debt which would be permitted to be incurred under Section 1007(a).

Section 1010.  Defeasance of Certain Obligations.

          If this Section is specified, as contemplated by Section 301, to be applicable to Securities of any series, the Guarantor and the Company may omit to comply with any term, provision or condition set forth in Sections 1007 to 1009, inclusive, with respect to the Securities of such series, provided that
                                                                --------
the following conditions shall have been satisfied:

          (1) With reference to this Section 1010, the Company has deposited or caused to be irrevocably deposited (except as provided in Section 403) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities (i) in the case of Securities of such series denominated in U.S. dollars, cash in U.S. dollars (or such other money or currencies as shall then be legal tender in the United States) and/or U.S. Government obligations, or (ii) in the case of Securities of such series denominated in a Foreign Currency (other than a basket currency), money and/or Foreign Government Securities in the same Foreign Currency, which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (and premium, if any) (including mandatory sinking fund or analogous payments) of and any interest on all the Securities of such series on the dates such installments of interest or principal are due;

          (2) Such deposit shall not, in the Opinion of Counsel, cause the Trustee with respect to the Securities of such series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to the Securities of such series;

          (3) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (4) No Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

          (5) The Company has delivered to the Trustee an Opinion of Counsel to the effect that (x) Holders of the Securities of such series will not recognize income gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (y) upon the 91st day after the date of such deposit, the trust funds would not be subject to being characterized as a preference for Bankruptcy Law purposes; and

          (6) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been complied with.

Section 1011.  Statement by Officers as to Default.

          Each of the Guarantor and the Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor and the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Guarantor and the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and if the Guarantor and the Company shall be in default specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1012.  Waiver of Certain Covenants.

          The Guarantor and the Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 to 1009, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Guarantor and the Company and the duties of the Trustee in respect of any such term provision or condition shall remain in full force and effect.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive compliance with any covenant or condition hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such compliance, whether or not such Holders remain Holders after such record date; provided that unless the Holders of at least a
                                --------
majority in principal amount of the Outstanding Securities of such series shall have waived such compliance prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.


                                ARTICLE ELEVEN

                           Redemption of Securities

Section 1101.  Applicability of Article.

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.  Election to Redeem: Notice to Trustee.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103.  Selection by Trustee of Securities to Be Redeemed.

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of

Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6)  that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105.  Deposit of Redemption Price.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date: provided, however, that
                                                        --------  -------
installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                                 Sinking Funds

Section 1201.  Applicability of Article.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of

Securities of any series as provided for by the terms of Securities of such series.

Section 1202.  Satisfaction of Sinking Fund Payments with Securities.

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such securities have not been previously so credited.
        --------
Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Sinking Fund.

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and the basis for such credit and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                               ARTICLE THIRTEEN

                                   Guarantee

Section 1301.  Guarantee.

          The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company hereunder or thereunder, that: (a) the principal of, and premium, if any, and interest (including additional amounts, if any) on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be obligated to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor other than the defense that payment has been made or that the other relevant obligations have been paid or performed. The Guarantor hereby waives diligence, presentment, demand of payment, claim of fraud, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Company or Guarantor, or any Custodian, trustee, liquidator or other similar official acting in relation to either the Company or Guarantor, any amount paid by either to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article Five, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee. The foregoing Guarantee shall rank pari passu with all other unsecured and unsubordinated Indebtedness of the Guarantor.

          The Guarantor shall be subrogated to all rights of each Holder of any Securities against the Company in respect of any amounts paid to the Holders by the Guarantor pursuant to the provisions of this Guarantee; provided that the
                                                            --------
Guarantor shall not be entitled to enforce, or to receive, any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest (including additional amounts, if any) on all the Securities shall have been paid in full and nothing remains owed to the Trustee pursuant to this Indenture.

Section 1302.  Execution and Delivery of Guarantee.

          To evidence its Guarantee set forth in Section 1301 hereof, the Guarantor hereby agrees that a notation of such Guarantee substantially in the form of Exhibit A shall be endorsed (manually or by facsimile) by an officer of the Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantor by its Chairman, Vice Chairman, President, Chief Executive Officer or one of its Vice Presidents and attested to by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

          The Guarantor hereby agrees that its Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

          If an officer whose signature is on this Indenture or on the Guarantee no longer holds that office at the time the Trustee authenticates the Security on which a Guarantee is endorsed, the Guarantee shall be valid, binding and enforceable nevertheless.

          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

Section 1303.  Guarantor May Consolidate, etc., on Certain Terms.

          The Guarantor shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Guarantor shall not permit any Person to consolidate with or merge into the Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Guarantor, unless:

          (1) in case the Guarantor shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia or the British Virgin Islands and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the obligations under the Guarantee and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Guarantor as a result of such transaction as having been incurred by the Guarantor at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Guarantor would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Guarantor or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 1304.  [Intentionally omitted]

Section 1305.  Optional Tax Redemption.

          The Securities of any series may be redeemed at the option of the Guarantor, in whole but not in part, upon not less than 30 nor more than 60 days' notice given as provided herein, at a redemption price equal to the principal amount thereof (except for Securities issued at a price representing a discount from the principal amount payable at maturity which may be redeemed at the redemption price set forth in such Securities) plus accrued interest to the date fixed for redemption if, as a result of any change in or amendment to the laws or any regulations or ruling promulgated thereunder of any jurisdiction

(or of any political subdivision or taxing authority thereof or therein) in which the Guarantor is resident for tax purposes, or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction (or such political subdivision or taxing authority) is a party (a "Change in Tax Law"), which becomes effective on or after the original issue date of such Securities, the Guarantor is or would be required on the next succeeding Interest Payment Date to pay additional amounts with respect to the Securities as described under Section 1306, and the payment of such additional amounts cannot be avoided by the use of any reasonable measures available to the Guarantor.

          The Securities of any series may also be redeemed at the option of the Guarantor, in whole but not in part, upon not less than 30 days nor more than 60 days' notice given as provided herein at a redemption price equal to the principal amount thereof (except for Securities issued at a price representing a discount from the principal amount payable at maturity which may be redeemed at the redemption price set forth in such Securities) plus accrued interest to the date fixed for redemption if the Person formed by a consolidation or amalgamation of the Guarantor or into which the Guarantor is merged or to which the Guarantor conveys, transfers or leases its properties and assets substantially as an entirety is required, as a consequence of such consolidation, amalgamation, merger, conveyance, transfer or lease and as a consequence of a Change in Tax Law occurring after the date of such consolidation, amalgamation, merger, conveyance, transfer or lease, to pay additional amounts (as described in Section 1306) in respect of any tax, assessment or governmental charge imposed on any Holder.

     The Guarantor will also pay, or make available for payment, to Holders on the redemption date any additional amounts (as described in Section 1306) resulting from the payment of such redemption price.

Section 1306.  Payment of Additional Amounts.

          If any deduction or withholding for any present or future taxes, assessments or other governmental charges of any jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is resident for tax purposes shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under the Guarantee, the Guarantor will pay to each Holder of Outstanding Securities as additional interest, such additional amounts as may be necessary in order that the net amounts paid to such Holder who, with respect to any such tax, assessment or other governmental charge, is not resident in, or a citizen of, such jurisdiction, after such deduction or withholding, shall be not less than the amount to which such Holder is entitled; provided, however, the Guarantor shall not be
                                  --------  -------
required to make any payment of additional amounts for or on account of:

          (i) Any tax, assessment or other governmental charge which would not have been imposed but for (a) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of such Holder, if such Holder is an estate, trust, partnership, limited liability company or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having had a permanent establishment therein or (b) the presentation of an Outstanding Security (where presentation is required) for payment on a date more than 30 days after (x) the date on which such payment became due and payable or
     (y) the date on which payment thereof is duly provided for, whichever occurs later;

          (ii) Any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

          (iii) Any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of (or in respect of) principal of, premium, if any, or any interest on, Outstanding Securities;

          (iv) Any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of the Outstanding Security with a request of the Guarantor addressed to the Holder (a) to provide information, documents or other evidence concerning the nationality, residence or identity of the Holder or such beneficial owner or (b) to make and deliver any declaration or other similar claim (other than a claim for refund of a tax, assessment or other governmental charge withheld by the Guarantor) or satisfy any information or reporting requirements, which, in the case of (a) or (b), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge, provided
                                                                   --------
     that, in the case of (b), the Holder is legally entitled to deliver such declaration or similar claim; or

          (v)   Any combination of items (i), (ii), (iii) and (iv) above;

nor shall additional amounts be paid with respect to any payment of the principal of, or any premium or interest on, any Outstanding Security to any Holder who is a fiduciary or partnership or limited liability company or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any jurisdiction in which the Guarantor is resident for tax purposes (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership, limited liability company or beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Outstanding Security.

Section 1307.  "Trustee" to Include Paying Agent.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in this Article Thirteen in place of the Trustee.

                               ARTICLE FOURTEEN

                   Immunity of Incorporators, Stockholders,
                       Officers, Directors and Employees

Section 1401.  Exemption from Individual Liability.

          No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director, or employee, as such, past, present or future, of the Company, Guarantor or of any successor Person, either directly or through the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company and the Guarantor as the case may be, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors, or employees, as such, of the Company, the Guarantor or of any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director, or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                ARTICLE FIFTEEN

                                 Miscellaneous

Section 1501.  Consent to Jurisdiction, Etc.

          (A) Each of the parties hereto consents to the jurisdiction of and venue in federal and state courts located in the Borough of Manhattan, City and State of New York, over any suit, action or proceeding with respect to this Indenture.

          (B) The Guarantor hereby irrevocably and unconditionally designates and directs Tommy Hilfiger U.S.A., Inc. with offices on the date hereof at 25 West 39th Street, New York, New York, as respective agent to receive service of any and all process and documents on its respective behalf in any legal action or proceeding referred to in paragraph (a) of this Article in the State of New York and agrees that service upon such agent shall constitute valid and effective service upon the Guarantor and that failure of Tommy Hilfiger U.S.A., Inc. to give any notice of such service to the Guarantor shall not affect or impair in any way the validity of such service or of any judgment rendered in any action or proceeding based thereon and agrees to appoint a successor agent to receive service of process on or prior to the termination for any reason of the appointment of Tommy Hilfiger U.S.A., Inc. (or any successor agent) as agent to receive service of process.

          (C) Each of the Guarantor and the Company hereby irrevocably and unconditionally agrees that service of process in any such action or proceeding may also be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor, c/o the Company, at 25 West 39th Street, New York, New York or to the Company at 25 West 39th Street, New York, New York.

          (D) The provisions of this Article shall survive the termination of this Indenture, in whole or in part.

                                   *  *   *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        TOMMY HILFIGER U.S.A., INC.


                                        By: _________________________
                                            Name:
                                            Title:

Attest:



                                        TOMMY HILFIGER CORPORATION


                                        By: ________________________
                                            Name:
                                            Title:

Attest:


                                        THE CHASE MANHATTAN BANK, as
                                        Trustee


                                        By: ________________________
                                            Name:
                                            Title:

Attest:

                                   EXHIBIT A

               [FORM OF NOTATION ON NOTE RELATING TO GUARANTEE]

                                   GUARANTEE

          Tommy Hilfiger Corporation, a corporation duly organized and existing under the laws of the British Virgin Islands (herein called the "Guarantor", which term includes any successor or additional Guarantor under the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed) (i) has unconditionally guaranteed, to the extent permitted by law, that (a) the principal of, and premium, if any, and interest (including additional amounts, if any) on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee will be promptly paid in full or performed, all in accordance with the terms hereof and as set forth in the Indenture; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, or otherwise.

          No stockholder, officer, director, employee or incorporator, past, present or future, of the Guarantor, as such, shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, officer, director, employee or incorporator.

          This Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose with respect to a Security until the certificate of authentication on the Security upon which this Guarantee is noted shall have been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                        TOMMY HILFIGER CORPORATION


                                        By:  ________________________
                                             Name:
                                             Title: